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        SECURITIES AND EXCHANGE COMMISSION
              WASHINGTON, D.C.   20549


                    FORM 8-K

                  CURRENT REPORT


         PURSUANT TO SECTION 13 OR 15(d) OF
        THE SECURITIES EXCHANGE ACT OF  1934


      Date of report (Date of earliest event reported):
                     March 14, 2000




                 First South Bancorp, Inc.
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    (Exact Name of Registrant as Specified in Charter)



      Virginia                0-22219            56-1999749
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(State or Other             (Commission      (I.R.S. Employer
Jurisdiction of             File Number)     Identification No.)
Incorporation)


      1311 Carolina Avenue, Washington, North Carolina  27889
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       (Address of Principal Executive Offices) (Zip Code)



         Registrant's telephone number, including area code:
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                         (252) 946-4178



                        NewSouth Bancorp, Inc.
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 (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS
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   On March 14, 2000, NewSouth Bancorp, Inc. (the "Company ")
announced that it had amended its Articles of Incorporation to change its name to First South Bancorp, Inc. Effective at the opening of trading on the Nasdaq Stock Market on March 15, 2000, the Company began trading under the name of First South Bancorp, Inc. and under the Nasdaq trading symbol "FSBK."

   Information regarding this matter is set forth in the Company's press release dated March 14, 2000, attached hereto as
Exhibit 99 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS
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     The following exhibits is filed with this Current Report on
Form 8-K.

Exhibit No.             Description
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  3.1          Articles of Incorporation of First South Bancorp,
               Inc.

  99           Press Release, dated March 14, 2000


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                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FIRST SOUTH BANCORP, INC.



Date: March 20, 2000          By: /s/ William L. Wall
                                  ------------------------------
                                  William L. Wall
                                  Executive Vice President and
                                  Chief Financial Officer